UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23989

Prospect Enhanced Yield Fund

(Exact name of registrant as specified in charter)

10 East 40th Street, 42nd Floor

New York, NY 10016

(Address of principal executive offices)

M. Grier Eliasek

Chief Executive Officer

Prospect Enhanced Yield Fund

10 East 40th Street, 42nd Floor

New York, NY 10016

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 448-0702

Date of fiscal year end: June 30

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

(a)	The annual report to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended, for the year ended June 30, 2026 is filed herewith.

Annual Report

June 30, 2026

prospectenhanced.com

Prospect Enhanced Yield Fund (the “Fund”) is an externally managed, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund has elected to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our net assets plus borrowings for investment purposes, in non-mortgage related structured credit instruments. Our investments may take the form of asset-backed securities (“ABS”), collateralized loan obligations (“CLOs”) and other securitized investments representing interests in cashflows from various assets, such as loans, leases, and warehouse facilities.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	1

Letter to Shareholders (Unaudited)

Dear Shareholders,

We are pleased to present this annual report of Prospect Enhanced Yield Fund (“we,” “us,” “our,” the “Fund” or “PENF”) for the period ended June 30, 2026.

Prospect Enhanced Yield Fund launched on August 6, 2025 as a registered investment company under the Investment Company Act of 1940, as amended and operates as a debt-focused structured credit interval fund with a daily net asset value.

Portfolio Update

The Fund reported approximately $37.8 million in total assets as of June 30, 2026. Fund capital is deployed across 37 investments including 36 BB-rated debt-focused structured credit Collateralized Loan Obligations (“CLO”), of which 32 investments are backed by broadly syndicated loans (representing 85.3% of fair market value) and four investments are backed by middle-market loans (representing 9.5% of fair market value). The Fund has one investment in a consumer loan Asset-Backed Security (“ABS”) representing 5.2% of fair market value. The Fund opportunistically exited five positions at an average realized internal rate of return (“IRR”) of 8.3% during the annual period ended June 30, 2026.

The Fund has investments spanning 28 collateral management teams, with no more than 10% of assets invested in CLOs managed by any individual collateral management team.

During the annual period, the Fund delivered a weighted average yield on fair market value of 11.2% for BB-rated debt focused structured credit investments. The Fund continues to focus on its investment objective to generate income and long-term appreciation by investing in non-mortgage structured credit investments, including BB-rated tranches of ABS and CLOs.

Fund Performance

Beginning in October 2025, the Fund paid monthly cash dividends of $0.19 per share to shareholders, which resulted in a 9.2% annualized total cash dividend rate based on June 30, 2026 net asset value of $24.87 per share.

In July 2026, the Fund announced a $0.048 increase in monthly cash dividends to $0.24 per share for July, August, and September 2026. The annualized total cash distribution of $2.85 per share results in an annualized cash dividend rate of 11.5% based on June 30, 2026 net asset value of $24.87 per share.

To support shareholders, the Adviser has entered into an expense limitation arrangement that limits the Fund’s operating expenses to an annual limit of 2.00% of net assets until June 30, 2027, subject to recoupment by the Adviser within three years. Additionally, the Adviser has agreed, pursuant to a fee waiver and reimbursement agreement, to waive all management fees and incentive fees and reimburse the Fund’s operating expenses up to the 2.00% annual limit until June 30, 2027. Subsequent to period end, the Fund’s Board of Trustees approved an extension of these arrangements, as further described in Note 12, Subsequent Events.

Market Commentary and Outlook

We remain confident in the long-term fundamentals for the investments pursued by the Fund. CLO BB debt continues to benefit from structural features like subordination and overcollateralization despite the continued software and AI disruption affecting the market in 2026. Underlying credit fundamentals continue to improve; the overall market trailing twelve-month default rate (including distressed exchanges) declined from 4.46% in June 2025 to 2.77% in June 20261. CLO manager tiering and disciplined underwriting remain key differentiators and we believe the Fund is well positioned to navigate this environment.

[1]	Morningstar LSTA US Leveraged Loan Index, as of 6/30/2026.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	2

The Fund remains optimistic in its pursuit of CLO BBs as an investment strategy and continues to canvas the market for attractive asset-backed and CLO securities through the remaining calendar year.

We would like to express our gratitude to our new shareholders for your support of Prospect Enhanced Yield Fund, and we look forward to continuing our hard work to achieve further value creation for the Fund’s shareholders.

M. Grier Eliasek

Chairman and Chief Executive Officer

Dividend Policy

To qualify for U.S. federal income tax treatment as a regulated investment company, the Fund is required to pay out distributions as determined in accordance with federal income tax regulations. In certain periods, we expect the income distributable pursuant to these regulations, which we refer to as distributable income, to be higher or lower than our reportable accounting income. In addition to net investment income, our dividend policy considers in part our estimate of our distributable income, which includes: (1) interest income from our underlying asset-backed securities, collateralized loan obligations and other securitized investments (2) recognition of certain mark-to-market gains or losses to the extent that the fair market value of our investments is determined to deviate from its adjusted tax basis, and (3) acceleration of unamortized fees and expenses following the refinancing or reset of a CLO’s liabilities. As a result, distributable income may differ from accounting income, as expressed by net investment income. Our distributions may exceed our earnings, and portions of the distributions that we make may therefore be a return of the money that you originally invested and represent a return of capital to you for tax purposes.

Disclosures

The senior secured loans that comprise the CLOs in which we invest are made primarily to U.S. companies whose debt is rated below investment grade or, in some circumstances, unrated. These investments, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Prospect Enhanced Yield Fund. Words such as “believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by the current global financial market situation, as well as various social and political circumstances in the U.S. and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics and pandemics) that are or are not under the control of Prospect Enhanced Yield Fund, and that Prospect Enhanced Yield Fund may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance and involve a number of risks and uncertainties and related changes in base interest rates and significant market volatility on our business, our industry, and the global economy. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Prospect Enhanced Yield Fund undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any performance information quoted above represents past performance. We caution investors that the past performance described above is not indicative of and does not guarantee future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance information may be different than the performance data presented above. Index and asset class performance quoted above does not reflect the fees, expenses or taxes that a shareholder may incur. The results described above may not be representative of our portfolio.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	3

Fund Performance (Unaudited)

Comparison of change in value of a $10,000 investment in the Fund with a hypothetical investment of $10,000 in the Morningstar LSTA US Leveraged Loan Index.

Past performance is not predictive of future performance. Current and future results may be lower or higher than those shown. The results shown are before taxes on Fund distributions and sale of Fund shares.

The above graph compares a hypothetical $10,000 investment made in the Fund for the period ended June 30, 2026 to a hypothetical investment of $10,000 made in the Morningstar LSTA US Leveraged Loan Index on that date. All dividends and capital gain distributions are reinvested.

Total Returns as of June 30, 2026

	Inception Date	Since Inception
Prospect Enhanced Yield Fund
Class I(1)	8/6/25	6.55%

Morningstar LSTA US Leveraged Loan Index		3.43%

(1)	Calculated based off of the net offering price.

The Fund is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to individuals who invest in the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Fund to track the Morningstar Indices or general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

The performance data quoted represents past performance, which is no guarantee of future results. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon sale or repurchase. Current performance may be lower or higher than the performance quoted. Go to www.prospectenhanced.com for the Fund’s most recent return information. The Fund’s performance shown in the table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of Class I shares shown without a maximum sales charge, the Fund’s performance shown in the table takes into account all other applicable fees and expenses.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	4

Portfolio Composition - At a Glance (Unaudited)

Top Ten Holdings(1)

As of June 30, 2026

Portfolio Investment	Investment Type	Maturity Date	Fair Value	% of Net Assets
Pagaya AI Debt Selection Trust, Series 2026-1, Class E	Asset Backed Security	9/15/33	$1,747,635	5.60%
Ares XXVII CLO Ltd., Series 2A, Class ER3	Collateralized Loan Obligation	10/28/34	1,227,124	3.92%
Generate CLO 8 Ltd., Series 8A, Class ER2	Collateralized Loan Obligation	1/20/38	1,152,088	3.69%
KKR CLO 48 Ltd., Series 48A, Class ER	Collateralized Loan Obligation	10/20/38	1,092,630	3.50%
CQS US CLO 6 Ltd., Series 6A, Class E	Collateralized Loan Obligation	3/31/39	1,026,000	3.29%
Sixth Street CLO 32 Ltd., Series 32A, Class E	Collateralized Loan Obligation	4/21/39	1,016,500	3.25%
AMMC CLO 33 Ltd., Series 33A, Class E	Collateralized Loan Obligation	1/20/39	1,015,700	3.25%
Voya CLO 2013-3 Ltd., Series 3A, Class DR	Collateralized Loan Obligation	10/18/31	1,009,500	3.23%
Dryden 90 CLO Ltd., Series 90A, Class ER	Collateralized Loan Obligation	11/15/38	1,007,200	3.22%
Anchorage Capital CLO 34 Ltd., Series 34A, Class E	Collateralized Loan Obligation	1/15/39	1,003,200	3.21%

(1)	Excludes cash and cash equivalents.

Asset Allocation (% of Net Assets)*

*	Holdings are subject to change.

Percentages are based on net assets of the Fund.

Collateralized Loan Obligations - Debt	102.29%
Asset Backed Securities	5.60%
Money Market Funds	9.11%
Liabilities in Excess of Other Assets	(17.00)%
100.00%

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	5

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Prospect Enhanced Yield Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Prospect Enhanced Yield Fund (the “Company”), including the schedule of investments, as of June 30, 2026, the related statements of operations, cash flows, changes in net assets and financial highlights for the period from August 6, 2025 (commencement of operations) through June 30, 2026 and the related notes (collectively referred to as “financial statements and financial highlights”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2026, and the results of its operations, its cash flows, its changes in net assets and its financial highlights for the period from August 6, 2025 (commencement of operations) through June 30, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audit.

We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian. We believe that our audit provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

New York, New York

August 28, 2026

We have served as the auditor for one or more Prospect investment companies since 2023.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	6

Statement of Assets and Liabilities

As of June 30, 2026

Assets
Investments at Fair Value (cost $34,231,522)	$33,698,860
Investments in Money Market Funds (cost $2,844,267)	2,844,267
Interest receivable	692,154
Receivable from Adviser (Note 6)	522,080
Deferred offering costs	20,224
Prepaid expenses	47,774
Total assets	37,825,359

Liabilities
Reverse repurchase agreements (Note 4)	4,544,000
Payable for securities purchased	1,555,000
Payable to Administrator	196,729
Payable for audit and tax fees	90,000
Interest payable for reverse repurchase agreements	60,494
Payable to Sub-Administrator (Note 6)	32,629
Distributions payable - Class I	32,246
Other accrued expenses	81,496
Total liabilities	6,592,594
Commitments and Contingencies (Note 10)	—
Net Assets	$31,232,765

Net Assets consist of:
Paid-in capital	$31,426,162
Accumulated deficit	(193,397)
Net Assets	$31,232,765

Net Asset Value Per Share
Class I
Net assets applicable to shares outstanding	$31,232,765
Shares of beneficial interest outstanding (Unlimited number of shares, at $0.001 par value per share)	1,255,989
Net asset value per share	$24.87

See accompanying notes which are an integral part of these financial statements.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	7

Statement of Operations

For the period ended June 30, 2026(a)

Investment Income
Interest Income	$2,533,153

Expenses
Administrator fees	511,878
Management Fees	407,103
Offering expense	177,868
Pricing fees	145,210
Interest expense	112,948
Audit and tax preparation fees	90,000
Sub-Administrator fees	83,940
Transfer agent fees and expenses	65,340
Organizational expenses	55,135
Insurance expense	34,278
Fund accounting fees	26,415
Custody fees	21,933
Legal fees	20,000
Printing fees	11,810
Excise tax	8,646
Registration fees	6,846
Other expenses	49,328
Total expenses	1,828,678
Less: Fee Waiver and Reimbursement (Note 6)	(917,798)
Less: Expense Limitation Reimbursement (Note 6)	(789,286)
Net expenses	121,594
Net investment income	2,411,559
Realized and Change in Unrealized Gain/(Loss) from Investments
Net realized loss from investments	(41,635)
Net change in unrealized depreciation from investments	(532,662)
Net realized and change in unrealized loss from investments	(574,297)
Net increase in net assets resulting from operations	$1,837,262

(a)	For the period August 6, 2025 (commencement of operations) to June 30, 2026.

See accompanying notes which are an integral part of these financial statements.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	8

Statement of Changes in Net Assets

For the period ended June 30, 2026(a)
Increase/(Decrease) In Net Assets Resulting From Operations
Net investment income	$2,411,559
Net realized loss from investments	(41,635)
Net change in unrealized depreciation on investments	(532,662)
Net increase in net assets resulting from operations	1,837,262

Distributions To Shareholders from Earnings
Class I	(2,039,302)
Total distributions	(2,039,302)

Shareholders’ Transactions - Class I
Proceeds from fund shares sold	29,658,786
Reinvestment of distributions	1,776,019
Total - Class I	31,434,805
Net increase in net assets resulting from capital share transactions	31,434,805
Total increase in net assets	31,232,765

Net Assets
Beginning of period	—
End of period	$31,232,765

Share Transactions - Class I
Shares issued	1,184,405
Reinvestment of distributions	71,584
Total - Class I	1,255,989

(a)	For the period August 6, 2025 (commencement of operations) to June 30, 2026.

See accompanying notes which are an integral part of these financial statements.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	9

Statement of Cash Flows

For the period ended June 30, 2026(a)

Cash flows resulting from operating activities:
Net increase in net assets resulting from operations	$1,837,262
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments at fair value	(39,178,727)
Proceeds from sales of investments at fair value	4,877,541
Net purchases of Money Market Funds	(2,844,267)
Amortization of premium and accretion of discount on investments, net	28,029
Net realized loss from investments	41,635
Net change in unrealized depreciation from investments	532,662
Increase in payable for securities purchased	1,555,000
Increase in receivable from Adviser	(522,080)
Increase in interest receivable	(692,154)
Increase in prepaid expenses and other assets	(47,774)
Increase in offering costs	(20,224)
Increase in payable for audit and tax fees	90,000
Increase in payable to Sub-Administrator	32,629
Increase in payable to Administrator	196,729
Increase in interest payable for reverse repurchase agreements	60,494
Increase in other accrued expenses	81,496
Net cash used in operating activities	$(33,971,749)

Cash flows from financing activities:
Proceeds from shares sold	29,658,786
Distributions paid (net of reinvestments)	(231,037)
Proceeds from reverse repurchase agreements	5,547,000
Repayments of reverse repurchase agreements	(1,003,000)
Net cash provided by financing activities	33,971,749

Net change in cash	—
Cash, beginning of period	—
Cash, end of period	$—

Supplemental Disclosure and Non-Cash Information:
Reinvestment of dividends and distributions	$1,776,019
Cash interest paid	$52,454

(a)	For the period August 6, 2025 (commencement of operations) to June 30, 2026.

See accompanying notes which are an integral part of these financial statements.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	10

Schedule of Investments

As of June 30, 2026

Principal Amount	Investments	Acquisition Date	Maturity Date	Fair Value Level 3	Amortized Cost	% Value of Net Assets
	COLLATERALIZED LOAN OBLIGATIONS - DEBT(a) — 102.29%
$1,000,000	Allegro CLO XII Ltd., Class E1R Notes, 11.07% (TSFR3M + 740BPS)(b)(c)(d)	8/13/25	7/21/37	$968,900	$1,003,011	3.10%
1,000,000	AMMC CLO 33 Ltd., Series 33A, Class E, 9.66% (TSFR3M + 600 BPS)(b)(c)(d)(e)	11/25/25	1/20/39	1,015,700	1,000,000	3.25%
1,000,000	Anchorage Capital CLO 34 Ltd., Series 34A, Class E, 9.57% (TSFR3M + 590BPS)(b)(c)(d)	11/21/25	1/15/39	1,003,200	1,000,000	3.21%
1,000,000	Ares Loan Funding VI Ltd., Series ALF6AR, Class ER, 10.24% (TSFR3M + 642BPS)(b)(c)(d)	6/30/26	7/10/37	995,000	995,000	3.19%
1,250,000	Ares XXVII CLO Ltd., Series 2A, Class ER3, 10.42% (TSFR3M + 675BPS)(b)(c)(d)	8/7/25	10/28/34	1,227,124	1,249,996	3.92%
1,000,000	Ballyrock CLO 17 Ltd., Series 17A, Class DR, 9.78% (TSFR3M + 600BPS)(b)(c)(d)(e)	10/22/25	10/20/38	999,900	1,000,000	3.20%
1,000,000	Barings CLO Ltd. 2019-I, Series 1A, Class ER2, 9.67% (TSFR3M + 600BPS)(b)(c)(d)	9/29/25	10/15/38	990,400	1,000,000	3.17%
692,000	BBAM US CLO Ltd., Series 3A, Class DR, 8.87% (TSFR3M + 520BPS)(b)(c)(d)	2/10/26	10/15/38	691,931	674,985	2.22%
1,000,000	Beechwood Park CLO Ltd., Series 1A, Class ERR, 9.98% (TSFR3M + 630BPS)(b)(c)(d)	10/31/25	1/17/35	867,900	1,000,000	2.78%
1,000,000	BlueMountain CLO XXIII Ltd., Series 23A, Class ER, 11.66% (TSFR3M + 798BPS)(b)(c)(d)	8/25/25	7/20/37	963,700	1,000,000	3.09%
600,000	Brant Point CLO 2025-8 Ltd., Series 8A, Class E, 9.52% (TSFR3M + 585BPS)(b)(c)(d)	6/11/26	3/31/38	607,320	586,532	1.94%
1,000,000	Carlyle US CLO 2017-2 Ltd., Series 2A, Class ER2, 11.24% (TSFR3M + 756BPS)(b)(c)(d)	8/11/25	7/20/37	995,200	1,001,159	3.19%
1,000,000	Carlyle US CLO 2020-2 Ltd., Series 2A, Class DR2, 9.67% (TSFR3M + 600BPS)(b)(c)(d)	8/22/25	1/25/35	959,500	1,000,000	3.07%
1,000,000	Cedar Funding X CLO Ltd., Series 10A, Class ER2, 10.43% (TSFR3M + 675BPS)(b)(c)(d)	10/16/25	10/20/37	975,800	997,574	3.12%
560,000	CIFC Funding 2024-I Ltd., Series 1AR, Class ER, 9.48% (TSFR3M + 585BPS)(b)(c)(d)	6/16/26	4/18/37	560,000	560,000	1.79%
600,000	CQS US CLO 5 Ltd., Series 5A, Class E, 9.61% (TSFR3M + 580BPS)(b)(c)(d)	12/15/25	1/17/39	594,000	595,596	1.90%
1,000,000	CQS US CLO 6 Ltd., Series 6A, Class E, 10.53% (TSFR3M + 650BPS)(b)(c)(d)	2/17/26	3/31/39	1,026,000	990,217	3.29%
1,000,000	Dryden 90 CLO Ltd., Series 90A, Class ER, 9.55% (TSFR3M + 590BPS)(b)(c)(d)(e)	9/29/25	11/15/38	1,007,200	1,000,000	3.22%
500,000	Eldridge MMPC CLO 2026-2 Ltd., Series 2A, Class E, 11.47% (TSFR3M + 785BPS)(b)(c)(d)	4/24/26	7/15/38	500,000	500,000	1.60%
500,000	Elmwood CLO VII Ltd., Series 4A, Class ERR, 9.58% (TSFR3M + 590BPS)(b)(c)(d)	11/12/25	10/17/37	491,600	491,500	1.57%
457,000	Empower CLO 2024-1 Ltd., Series 1A, Class E, 10.17% (TSFR3M + 650BPS)(b)(c)(d)	1/13/26	4/25/37	450,922	457,000	1.44%
1,175,000	Generate CLO 8 Ltd., Series 8A, Class ER2, 10.03% (TSFR3M + 635BPS)(b)(c)(d)	9/11/25	1/20/38	1,152,088	1,173,580	3.69%
1,000,000	Great Lakes CLO IX Ltd., Series 9A, Class E, 10.47% (TSFR3M + 680BPS)(b)(c)(d)	11/24/25	1/15/39	968,400	1,000,000	3.10%
1,100,000	KKR CLO 48 Ltd., Series 48A, Class ER, 9.76% (TSFR3M + 609BPS)(b)(c)(d)	9/18/25	10/20/38	1,092,630	1,089,588	3.50%
1,000,000	KKR Financial CLO Ltd., Series 30A, Class ER2, 10.54% (TSFR3M + 686BPS)(b)(c)(d)(e)	8/8/25	4/17/37	995,200	992,792	3.19%

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	11

Schedule of Investments - Continued

Principal Amount	Investments	Acquisition Date	Maturity Date	Fair Value Level 3	Amortized Cost	% Value of Net Assets
	COLLATERALIZED LOAN OBLIGATIONS - DEBT(a) — 102.29%
$1,000,000	Madison Park Funding XLII Ltd., Series 13A, Class ER2, 9.62% (TSFR3M + 595BPS)(b)(c)(d)	9/17/25	11/21/30	$979,900	$1,000,000	3.14%
1,000,000	Madison Park Funding XLVII Ltd., Series 47A, Class ER, 10.33% (TSFR3M + 665BPS)(b)(c)(d)	8/20/25	4/19/37	899,500	1,000,000	2.88%
800,000	Maranon Loan Funding Ltd., Series 25-1A, Class E, 10.67% (TSFR3M + 700BPS)(b)(c)(d)	8/21/25	10/15/37	779,440	800,000	2.50%
1,000,000	Oaktree CLO 2022-1 Ltd., Series 1A, Class ER, 9.67% (TSFR3M + 600BPS)(b)(c)(d)(e)	9/22/25	7/15/38	954,200	996,848	3.06%
1,000,000	Regatta VII Funding Ltd., Series 1A, Class ER3, 10.09% (TSFR3M + 640BPS)(b)(c)(d)	9/19/25	6/20/34	961,900	1,000,000	3.08%
1,000,000	Rockford Tower CLO 2019-2 Ltd., Series 2A, Class E, 9.95% (TSFR3M + 631BPS)(b)(c)(d)	9/4/25	8/20/32	940,700	986,246	3.01%
600,000	Sculptor CLO XXXVI Ltd., Series 36A, Class E, 9.52% (TSFR3M + 585BPS)(b)(c)(d)	4/30/26	1/30/39	601,920	594,786	1.93%
750,000	Sculptor CLO XXXVIII Ltd., Series 38A, Class E, 9.78% (TSFR3M + 602BPS)(b)(c)(d)	5/27/26	7/20/39	746,250	746,251	2.39%
1,000,000	Sixth Street CLO 32 Ltd., Series 32A, Class E, 9.66% (TSFR3M + 600BPS)(b)(c)(d)	3/11/26	4/21/39	1,016,500	1,000,000	3.25%
1,000,000	TCP Whitney CLO Ltd., Series 17-1A, Class ER2, 11.39% (TSFR3M + 775BPS)(b)(c)(d)	8/22/25	11/20/37	961,800	1,000,000	3.08%
1,000,000	Voya CLO 2013-3 Ltd., Series 3A, Class DR, 9.84% (TSFR3M + 590BPS)(b)(c)(d)	9/17/25	10/18/31	1,009,500	1,000,000	3.23%
	Total Collateralized Loan Obligations - Debt (Cost $32,482,661)			31,951,225	32,482,661	102.29%

	ASSET BACKED SECURITIES — 5.60%
1,748,859	Pagaya AI Debt Selection Trust, Series 2026-1, Class E, 9.23%, 9/15/33(b)(c)(d)(e)	1/30/26	9/15/33	1,747,635	1,748,861	5.60%
	Total Asset Backed Securities (Cost $1,748,861)			1,747,635	1,748,861	5.60%
	Total Investments — 107.89%			33,698,860	34,231,522	107.89%

Shares	Investments	Acquisition Date	Fair Value Level 1	Amortized Cost	% Value of Net Assets
	MONEY MARKET FUNDS — 9.11%
2,844,267	First American Treasury Obligations Fund, Class X, 3.57%(f)	8/7/25	$2,844,267	$2,844,267	9.11%
	Total Money Market Funds (Cost $2,844,267)		2,844,267	2,844,267	9.11%

	Total Investments — 117.00% (Cost $37,075,789)		36,543,127	37,075,789	117.00%
	Liabilities in Excess of Other Assets — (17.00)%		(5,310,362)
	NET ASSETS — 100.00%		$31,232,765

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	12

Schedule of Investments - Continued

Principal Amount	Counterparty	Acquisition Date	Interest (%)	Maturity Date	Fair Value	Fair Value Plus Interest
	REVERSE REPURCHASE AGREEMENTS
$(663,000)	Lucid Prime Fund LLC	6/11/26	4.92%	7/16/26	$(663,000)	$(664,814)
(703,000)	Lucid Prime Fund LLC	6/11/26	4.92%	7/16/26	(703,000)	(704,923)
(688,000)	Royal Bank of Canada	2/3/26	4.84%	8/3/26	(688,000)	(701,611)
(676,000)	Royal Bank of Canada	2/10/26	4.84%	8/10/26	(676,000)	(688,658)
(664,000)	Royal Bank of Canada	3/2/26	4.84%	9/2/26	(664,000)	(675,160)
(1,150,000)	Royal Bank of Canada	3/2/26	5.04%	9/2/26	(1,150,000)	(1,169,328)
	Total Reverse Repurchase Agreements (Proceeds $4,544,000)				4,544,000	4,604,494

(a)	The interest rate on these investments is subject to the base rate of 3-Month Term SOFR (TSFR3M), which was 3.73% as of June 30, 2026. The current base rate for each investment may be different from the reference rate on June 30, 2026.
(b)	Securities exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2026, the total fair value of 144A securities was $33,698,860, which represents 107.89% of net assets.
(c)	Securities exempt from registration under the Securities Act and are deemed to be “restricted” securities. As of June 30, 2026, the total fair value of these securities was $33,698,860, which represents 107.89% of net assets.
(d)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of June 30, 2026. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.
(e)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of June 30, 2026, investments with a fair value of $6,719,835 have been pledged as collateral for reverse repurchase agreements.
(f)	Rate disclosed is the seven day effective yield as of June 30, 2026.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	13

Notes to Financial Statements

June 30, 2026

NOTE 1. PRINCIPAL BUSINESS AND ORGANIZATION

Prospect Enhanced Yield Fund (the “Fund,” “us,” “our,” or “we”) was organized as a Delaware statutory trust on June 27, 2024 as an externally managed, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on August 6, 2025. The Fund operates as an interval fund. Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our net assets plus borrowings for investment purposes, in non-mortgage related structured credit instruments. Non-mortgage related structured credit instruments include: asset-backed securities, collateralized loan obligations and other securitized investments representing interests in cashflows from various assets, such as loans, leases, and warehouse facilities. We may invest in instruments with underlying assets that have similar economic characteristics to the structured credit instruments in which we may make direct investments, such as credit derivatives. We may invest in structured credit instruments that are fixed rate or floating or variable rate, and of any credit quality, duration, or maturity. We will invest significantly in securities that are unrated or rated below investment grade, i.e., “junk” securities.

The Fund relies on exemptive relief from the SEC (received by an affiliate on March 24, 2020) to issue multiple classes of shares with different sales loads and ongoing shareholder servicing and/or distribution fees. The Fund engages in a continuous offering of shares of beneficial interest of the Fund, including Class A shares, Class C shares, and Class I shares. In connection with the sale of Class A shares, the Distributor (as defined in Note 6) will reallow to broker-dealers participating in the offering from the sales charge of 5.75%. The Distributor will compensate broker-dealers participating in the offering at a rate of up to 1.00% of the gross sales price per share for Class C Shares purchased from the Fund by such broker-dealer.

In addition, the Distributor will compensate broker-dealers participating in the offering of Class A and Class C shares on a quarterly basis at rates that are based on the average daily net assets of shares that are registered in the name of such broker-dealer as nominee or held in a shareholder account that designates such broker-dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A shares, and 1.00% for Class C shares. Rights to these ongoing payments generally begin accruing in the 13th month following a purchase of Class A shares, although the Distributor may, in its discretion, make payments prior to the 13th month. Class I shares are not subject to shareholder servicing or distribution fees.

We intend to elect to be treated, and qualify annually thereafter, for U.S. federal income tax purposes as a regulated investment company under the Internal Revenue Code of 1986, as amended, beginning with our first taxable year of operations. We are managed by Prospect Enhanced Yield Management, LLC (the “Adviser”), a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of ours. The Adviser oversees the management of our activities and is responsible for making investment decisions for our portfolio. Our administrator, Prospect Administration LLC, provides administration services necessary for us to operate.

Class I shares of the Fund is currently the only class outstanding and is offered to investors at a minimum initial investment of $500,000. The Distributor or the Fund may elect to waive the minimum and accept smaller investments in its discretion. Class I shares are offered on a continuous basis at the net asset value (“NAV”) per share.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form N-CSR, Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies, and Articles 6, 10 and 12 of Regulation S-X.

Segment Disclosure

The Fund operates through a single operating and reporting segment with an investment objective to generate both current income and capital appreciation. The chief operating decision maker (“CODM”) is the Fund’s chief executive officer and the CODM assesses the performance and makes operating decisions of the Fund primarily based on the Fund’s net increase (decrease) in net assets resulting from operations (“net income”). In addition to numerous other factors and metrics, the Fund’s CODM utilizes net

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	14

income as a key metric in determining the amount of dividends to be distributed to the Fund’s shareholders. As the Fund’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying statement of assets and liabilities as “total assets” and the significant segment expenses are listed on the accompanying statement of operations.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates.

Cash and Restricted Cash

Cash held at financial institutions, may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. The Fund has not incurred any losses on these accounts, and the credit risk exposure is mitigated by the financial strength of the banking institutions where the amounts are held. Cash and restricted cash are carried at cost, which approximates fair value. There was no restricted cash at June 30, 2026.

Investment Risks

Our investments are subject to a variety of risks. Those risks include the following:

Market Risk

Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

Credit Risk

Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.

Credit Spread Risk

Credit spread risk represents the risk that with higher interest rates comes a higher risk of defaults.

Liquidity Risk

Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.

Interest Rate Risk

Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

Prepayment Risk

Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making us less likely to fully earn all of the expected income of that security and reinvesting in a lower yielding instrument.

Downgrade Risk

Downgrade risk results when rating agencies lower their rating on a bond which are usually accompanied by bond price declines.

Default Risk

Default risk is the risk that a borrower will be unable to make the required payments on their debt obligation.

Structured Credit Related Risk

Collateralized Loan Obligation (“CLO”) investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	15

Market Disruption and Geopolitical Risk

Geopolitical and other events, such as war (including the Israel-Hamas war, Russia’s military invasion of Ukraine and ongoing conflicts in the middle east), terrorist attacks, public health crises and natural or environmental disasters, may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

Economic Recessions Risk

Economic recessions or downturns could impair our portfolio investments and adversely affect our operating results.

Investments Transactions

Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis and changes in fair value are recognized in unrealized gain (loss) on investments on the Statement of Operations. Realized gains or losses on investments are calculated by using the specific identification method. Amounts for investments and or cash equivalents traded but not yet settled are reported in payable for open trades or receivable for investments sold in the Statement of Assets and Liabilities.

Revenue Recognition

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. Generally, if the Fund does not expect the borrower to be able to service its debt and other obligations, the Fund will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans are either applied to the cost basis or interest income, depending upon the Fund’s judgment of the collectibility of the loan receivable. The Fund generally restores nonaccrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. As of June 30, 2026, the Fund had no non-accrual investments in its portfolio.

Investment Valuation

The Fund follows guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 820, Fair Value Measurement, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 1 of the fair value hierarchy.

Pursuant to Rule 2a-5, the Board of Trustees (the “Board”) has designated the Adviser as the valuation designee (the “Valuation Designee”) for the purpose of performing fair value determinations for investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value. The Fund has elected to engage third-party valuation firms to provide assistance in valuing our investments.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	16

The Fund primarily invests in the junior debt tranches of CLOs. In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; and 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such CLOs.

The Fund also invests in asset backed securities (“ABS”). In valuing such investments, the Adviser considers a number of factors, including: 1) the indicative prices provided by a recognized, independent third-party industry pricing service, and the implied yield of such prices; 2) recent trading prices for specific investments; 3) recent purchases and sales known to the Adviser in similar securities; and 4) the indicative prices for specific investments and similar securities provided by the broker who arranges transactions in such ABS.

Dividends and Distributions

Dividends and distributions to shareholders, which are determined in accordance with U.S. federal income tax regulations, are recorded on the record date and paid on a monthly basis. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require a reclassification.

Permanent book and tax differences resulted in reclassifications for the Fund for the period ended June 30, 2026, as follows:

Paid-In Capital	Accumulated Earnings
$(8,646)	$8,646

Asset Coverage Requirement

As a registered closed-end investment company, the Fund is required to comply with the asset coverage requirements of the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness, at a time when doing so may be disadvantageous. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. As of June 30, 2026, our asset coverage stood at 787%.

Offering Costs

Offering costs are capitalized to deferred offering costs on the Statement of Assets and Liabilities and amortized to expense over the 12 month period following such capitalization on a straight line basis.

Income Taxes

The Fund intends to elect to be treated as a RIC for U.S. federal income tax purposes on its initial year tax return and intends to comply with the requirement of the Code applicable to RICs. To qualify for and maintain RIC tax treatment, we generally must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We may make interim special distributions to meet our RIC distribution requirements. We can offer no assurance that we will

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	17

achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

If the Fund does not distribute (or is not deemed to have distributed) at least (1) 98% of its calendar year ordinary income; (2) 98.2% of its capital gains for the one-year period ending October 31 in that calendar year; and (3) any ordinary net income and capital gains net income recognized in preceding years, but were not distributed during such years, and on which the Fund paid no corporate-level U.S. federal income tax, the Fund will generally be required to pay a nondeductible U.S. federal excise tax equal to 4% of such excess amounts. To the extent that the Fund determines that its estimated current calendar year taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Fund accrues excise taxes, if any, on estimated excess taxable income. As of June 30, 2026, the Fund accrued $8,646 in excise tax due for the 2026 calendar year.

If the Fund fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Fund would be subject to tax on all of its taxable income at regular corporate rates. The Fund would not be able to deduct distributions to shareholders, nor would the Fund be required to make distributions. Distributions would generally be taxable to the Fund’s individual and other non-corporate taxable shareholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Fund’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders the Fund’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

The Fund follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion based on the largest benefit that is more than 50 percent likely to be realized. The Fund has not taken any tax positions that do not meet the more-likely-than-not threshold. Therefore, no additional tax expense, including any interest or penalties, was recorded for the period ended June 30, 2026. To the extent the Fund is required to record interest and penalties, they would be included in interest expense and other expenses, respectively, in the Statement of Operations.

The Fund may enter into reverse repurchase agreements, under which the Fund sells securities to a counterparty and simultaneously agrees to repurchase the same securities at a mutually agreed upon date and price. Cash received in exchange for securities delivered, plus accrued interest due to the counterparty, is recorded as a liability on the Statement of Assets and Liabilities at face value, which approximates fair value given the short-term nature of the agreements. Interest payments made and accrued by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations.

Recent Accounting Pronouncements

The Fund considers the applicability and impact of all accounting standard updates (“ASU”) issued by the Financial Accounting Standards Board. ASUs not listed were assessed by the Fund and either determined to be not applicable or expected to have minimal impact on its financial statements.

In December 2023, the FASB issued ASU No. 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”),” which intends to improve the transparency of income tax disclosures. ASU No. 2023-09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. The Fund has adopted ASU 2023-09 effective September 30, 2025 and concluded that the application of this guidance did not have a material impact on its consolidated financial statements.

Amounts due to or from the Adviser consist of base management fees, incentive fees, and expense reimbursements and waivers payable to or receivable from the Adviser pursuant to the Investment Advisory Agreement, the Expense Limitation Agreement, and the Fee Waiver and Reimbursement Agreement (see Note 6). Balances are settled periodically in accordance with the terms of the applicable agreements.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	18

NOTE 3. PORTFOLIO INVESTMENTS

Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 2026 were $39,178,727 and $4,877,541, respectively.

The following table shows the fair value of our investments measured at fair value on a recurring basis, disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2026:

Assets	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations - Debt	$—	$—	$31,951,225	$31,951,225
Asset Backed Securities	—	—	1,747,635	1,747,635
Money Market Funds	2,844,267	—	—	2,844,267
Total	$2,844,267	$—	$33,698,860	$36,543,127

The following table shows the aggregate changes in fair value of our Level 3 investments during the period ended June 30, 2026:

	Balance as of August 6, 2025	Realized loss	Amortization/ Accretion	Change in unrealized depreciation	Purchases	Sales	Transfer in Level 3(a)	Transfer out Level 3(a)	Balance as of June 30, 2026
Collateralized Loan Obligations - Debt	$—	$(41,635)	$(28,029)	$(530,297)	$37,428,727	$(4,877,541)	$—	$—	$31,951,225
Asset Backed Securities	—	—	—	(2,365)	1,750,000	—	—	—	1,747,635
Total	$—	$(41,635)	$(28,029)	$(532,662)	$39,178,727	$(4,877,541)	$—	$—	$33,698,860

(a)	The amount of transfers in and/or out are reflected at the reporting period end.

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2026 was $(532,662).

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of June 30, 2026:

Quantitative Information about Significant Level 3 Fair Value Measurements
Asset Category	Fair Value At June 30, 2026	Valuation Techniques	Unobservable Input(s)	Range
Collateralized Loan Obligations - Debt	$31,951,225	Broker Quotes	NBIB(1)	86.79-102.60
Asset Backed Securities	1,747,635	Broker Quotes	NBIB(1)	99.93

(1)	The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on the valuation date as the primary basis for the fair value determinations for CLO debt investments and asset backed securities, which may be adjusted for pending equity distributions as of the valuation date. Each price is evaluated by the Adviser pursuant to procedures approved by the Board, including performance and covenant compliance information as provided by the respective CLO/ABS’s independent trustee.

NOTE 4. REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are agreements with qualified third-party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	19

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made and accrued by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations.

For purposes of compliance with Rule 18f-4, reverse repurchase agreements are considered to be senior security transactions.

Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. These reverse repurchase adjustments will generally be categorized as Level 2 securities.

The following table provides a summary of offsetting financial liabilities and assets and the effect of reverse repurchase agreements on the Statement of Assets and Liabilities as of June 30, 2026:

Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statement of Assets and Liabilities	Net Amounts Presented in Statement of Assets and Liabilities	Financial Instruments Not Offset	Collateral Pledged (Not Offset)	Net Amount
Lucid Prime Fund LLC	$1,366,000	$—	$1,366,000	$—	$(1,366,000)	$—
Royal Bank of Canada	3,178,000	—	3,178,000	—	(3,178,000)	—
Total	$4,544,000	$—	$4,544,000	$—	$(4,544,000)	$—

The following table provides a summary of offsetting financial liabilities and collateral and the effect of reverse repurchase agreements on the Statement of Assets and Liabilities as of June 30, 2026:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged to Counterparty
Lucid Prime Fund LLC	$(1,366,000)	$(2,010,900)
Royal Bank of Canada	(3,178,000)	(4,708,935)

For the period ended June 30, 2026, the average daily amount of reverse repurchase agreements outstanding for the Fund were as follows:

Asset Category	Average Amount Outstanding	Average Interest Rate
Reverse Repurchase Agreements	$(2,854,200)	4.98%

NOTE 5. CAPITAL

The Declaration of Trust authorizes the Fund’s issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share.

Share Repurchase Program

The Board in its sole discretion and in accordance with Rule 23c-3 under the 1940 Act, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”). The Board has authorized the Fund to conduct quarterly repurchase offers for 5% of the Fund’s total number of shares outstanding. Any increase in the Repurchase Offer Amount above 5% must be authorized by the Board except that the Board has authorized management to repurchase additional shares, not to exceed 2% of shares outstanding, in the event that shareholders tender more than the Repurchase Offer Amount. If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, we will repurchase the shares on a pro rata basis. However, we may accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	20

The following table sets forth the number of shares that were repurchased by the Fund in each tender offer:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3
Commencement date	December 19, 2025	March 20, 2026	June 18, 2026
Repurchase request deadline	January 23, 2026	April 24, 2026	July 24, 2026
Repurchase pricing date	January 23, 2026	April 24, 2026	July 24, 2026
Value of shares repurchased	$—	$—	$—
Shares repurchased	—	—	—

NOTE 6. INVESTMENT ADVISORY AND OTHER AGREEMENTS

On July 31, 2025, the Fund entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Adviser. Subject to the overall supervision of our Board, our Adviser oversees our day-to-day operations and provides us with investment advisory services. Under the terms of the Investment Advisory Agreement, our Adviser:

●	determines the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

●	determines what securities we will purchase, retain or sell;

●	identifies, evaluates, negotiates and structures the investments we make;

●	executes, monitors and services the investments we make.

We pay our Adviser a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to our Adviser and any incentive fees it earns will ultimately be borne by our shareholders.

Management Fee. The base management fee is calculated at an annual rate of 1.375% of our total assets. The base management fee is payable quarterly in arrears and is calculated based on the average daily total assets during such period. The base management fee may or may not be taken in whole or in part at the discretion of our Adviser. All or any part of the base management fee not taken as to any quarter shall be deferred without interest and may be taken in such other quarter as our Adviser shall determine. The base management fee for any partial month or quarter will be appropriately prorated.

Subordinated Incentive Fee. The subordinated incentive fee, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly fixed preferred return to investors, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, of 1.75% (7.0% annualized), subject to a “catch up” feature. For purposes of this fee “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement and Administration Agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the subordinated incentive fee on income). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

●	No incentive fee is payable to our Adviser in any calendar quarter in which our pre-incentive fee net investment income does not exceed the fixed preferred return rate of 1.75%, or the fixed preferred return.

●	100% of our pre-incentive fee net investment income, if any, that exceeds the fixed preferred return but is less than or equal to 2.059% in any calendar quarter (8.235% annualized) is payable to our Adviser. We refer to this portion of our pre-incentive fee net investment income (which exceeds the fixed preferred return but is less than or equal to 2.059%) as the “catch-up.” The “catch-up” provision is intended to provide our Adviser with an incentive fee of 15.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.059% in any calendar quarter.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	21

●	15.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.059% in any calendar quarter (8.235% annualized) is payable to our Adviser once the fixed preferred return is reached and the catch-up is achieved (15.0% of all pre-incentive fee net investment income thereafter is allocated to our Adviser).

No incentive fee was earned during the period ended June 30, 2026.

Pursuant to the Expense Limitation and Reimbursement Agreement between us and our Adviser (the “ELA”), our Adviser has agreed to reimburse certain expenses of each class of the Fund in order to limit the Fund’s Operating Expenses (as defined below) to an annual rate, expressed as a percentage of each class’s average quarterly net assets, equal to 2.00% (the “Annual Limit”). For purposes of the ELA, the term “Operating Expenses” with respect to the Fund, is defined to include all expenses necessary or appropriate for the operation of the Fund, including but not limited to any and all costs and expenses that qualify as line item “organization and offering” expenses in the financial statements of the Fund as the same are filed with the Securities and Exchange Commission (the “SEC”) and other expenses described in the Investment Advisory Agreement, but does not include the Adviser’s base management fee and incentive fee, any portfolio transaction or other investment-related costs (including brokerage commissions, dealer and underwriter spreads, prime broker fees and expenses and dividend expenses related to short sales), distribution and shareholder servicing fees, interest expenses and other financing costs, extraordinary expenses and acquired fund fees and expenses.

Any amount reimbursed pursuant to the ELA is subject to recoupment by our Adviser (an “ELA Recoupment”) within the three years following the date that the expense was reimbursed by the Adviser, so long as such recoupment does not cause the Fund’s expense ratio (after the recoupment is taken into account) to exceed either: (1) the Annual Limit in place at the time such amounts were paid by the Adviser; or (2) the Fund’s current Annual Limit. If the ELA is terminated or expires pursuant to its terms, our Adviser maintains its right to recoupment, subject to the aforementioned limitations.

The Adviser has agreed to reimburse expenses until at least June 30, 2027. The ELA may not be terminated by the Adviser, but may be terminated by the Board upon 60 days’ written notice to the Adviser.

As of June 30, 2026, no amounts were recaptured pursuant to the ELA.

Period Ended	ELA Reimbursement	ELA repayments to Adviser	Unreimbursed ELA amounts	Eligible to be Repaid Through
September 30, 2025	$80,704	$—	$80,704	September 30, 2028
December 31, 2025	331,240	—	331,240	December 31, 2028
March 31, 2026	83,624	—	83,624	March 31, 2029
June 30, 2026	293,718	—	293,718	June 30, 2029
Total	$789,286	$—	$789,286

Additionally, the Adviser has agreed, pursuant to a Management Fee Waiver and Reimbursement Agreement with the Fund, to (1) waive all management and incentive fees until at least June 30, 2027 and (2) reimburse the Fund’s Operating Expenses (as defined in the ELA) up to the Annual Limit (as defined in the ELA) until at least June 30, 2027 (the “Management Fee Waiver and Reimbursement”). The Management Fee Waiver and Reimbursement is not subject to recoupment. The Management Fee Waiver and Reimbursement Agreement may not be terminated by the Adviser, but it may be terminated by the Board on 60 days written notice to the Adviser. The Adviser may waive or reimburse additional fees of the Fund in its discretion. For the period ended June 30, 2026, the Adviser waived $917,798.

Administration Agreement

The Fund entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Fund. These services include, but are not limited to, accounting, finance, legal services and offerings of the Fund’s debt, shares and other securities. For providing these services, facilities and personnel, the Fund reimburses the Administrator for the Fund’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Fund’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and her staff. During the period ended June 30, 2026, $511,878 in administrator costs were incurred by the Fund, and $196,729 is included on the Statement of Assets and Liabilities as a payable under the Payable to Administrator line item.

Officers and Trustees

Certain officers and Trustees of the Fund are also officers and directors of the Adviser and its affiliates. For the period ended June 30, 2026, the independent Trustees of the Fund did not receive any compensation from the Fund.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	22

Sub-Administrator and Distributor

Ultimus Fund Solutions, LLC (“Ultimus” or “Sub-Administrator”) provides certain administrative, accounting and transfer agency services to the Fund pursuant to a Master Services Agreement between the Fund and Ultimus. The Fund pays Ultimus fees in accordance with the agreement for such services. The Distributor receives compensation from the Fund and may receive a portion of the distribution service fees with respect to the Fund’s Class C Shares.

Under the terms of a Distribution Agreement with the Fund, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to various conditions. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Co-Investments

On January 6, 2026, we, the Adviser and certain affiliates received an exemptive order from the SEC (the “Order”), which superseded a prior co-investment exemptive order granted on January 13, 2020 (and amended on August 2, 2022), that permits us, among other things, to participate with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation, Priority Income Fund, Inc. and Prospect Floating Rate and Alternative Income Fund, Inc., in certain co-investment transactions, where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions included therein.

Under the terms of the Order, we generally are permitted to co-invest with certain of our affiliates if such co-investments are done on the same terms and at the same time, as further detailed in the Order. The Order requires that a “required majority” (as defined in Section 57(o) of the 1940 Act) of our Board make certain findings (1) in most instances when we co-invest with our affiliate in an issuer where our affiliate has an existing investment in the issuer, and either (i) we do not have an existing investment in the issuer or (ii) we do have an existing investment in the issuer, but we are not co-investing on a pro-rata basis with our affiliate, and (2) if we dispose of an asset acquired in a transaction under the Order unless the disposition is done on a pro rata basis.

Pursuant to the Order, our Board oversees our participation in the co-investment program. As required by the Order, we have adopted, and our Board has approved, policies and procedures reasonably designed to ensure compliance with the terms of the Order, and the Adviser and our Chief Compliance Officer will provide reporting to the Board.

In certain situations where a co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations.

NOTE 7. INCOME TAXES

As of June 30, 2026, gross unrealized appreciation and depreciation of the Fund’s investments, based on cost for federal income tax purposes were as follows:

Gross Unrealized Appreciation	$138,301
Gross Unrealized Depreciation	(670,963)
Net Unrealized Depreciation on Investments	$(532,662)
Tax Cost	$37,075,789

For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The expected tax character of distributions declared and paid to shareholders during the period ended June 30, 2026 was as follows:

Ordinary income	$1,802,229
Total distributions paid to shareholders	$1,802,229

At June 30, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$617,976
Distributions payable	(237,073)
Accumulated capital and other losses	(41,635)
Unrealized depreciation on investments	(532,662)
Total accumulated losses	$(193,394)

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	23

As of June 30, 2026, the Fund had short-term capital loss carryforwards of $41,635. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the fiscal period ended June 30, 2026, the Fund did not defer any post-October capital losses or late year ordinary losses.

NOTE 8. CONCENTRATION OF CREDIT RISKS

Cash held at financial institutions, at times, may exceed the amount insured by the FDIC. The Fund has not incurred any losses on these accounts, and the credit risk exposure is mitigated by the financial strength of the banking institutions where the amounts are held. The Fund’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying collateral within the CLOs.

NOTE 9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2026, the John and Daria Barry Foundation owned 85.62% of the Class I outstanding shares. As a result, the John and Daria Barry Foundation may be deemed to control the Fund.

NOTE 10. COMMITMENTS AND CONTINGENCIES

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Fund does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

NOTE 11. FINANCIAL HIGHLIGHTS

For the period ended June 30, 2026(a)
Class I per share data(b):
Net asset value, beginning of period	$25.00

Investment operations:
Net investment income	2.10
Net realized and unrealized loss	(0.52)
Total from investment operations	1.58

Distributions paid from:
Net investment income	(1.71)

Net asset value, end of period	$24.87

Total return(c)(d)	6.55%

Net assets, end of period	$31,232,765

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	24

For the period ended June 30, 2026(a)
Ratios to average net assets:
Ratio of expenses to average net assets before expense waiver and reimbursement(e)	7.10%
Ratio of expenses to average net assets after expense waiver and reimbursement(e)(f)	0.47%
Ratio of net investment income to average net assets(e)	9.36%
Portfolio turnover rate(c)	17.80%

(a)	For the period August 6, 2025 (commencement of operations) to June 30, 2026.
(b)	The Fund authorized the issuance of separate classes of its shares of beneficial interest and designated such classes Class A, Class C and Class I shares. The registration statement was declared effective by the SEC on August 1, 2025, however, as of June 30, 2026, there were no shares of Class A or Class C shares outstanding.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(d)	Not annualized.
(e)	Annualized.
(f)	Includes interest expense of 0.44%.

Information about senior securities is shown in the following table as of June 30, 2026:

Senior Securities as of June 30, 2026(a)
Senior Securities	Aggregate Amount Outstanding	Asset Coverage Per Unit	Involuntary Liquidating Price Per Preferred Share(b)	Asset Market Value Per Unit(b)
Reverse Repurchase Agreements	$4,544,000	$7,873	N/A	N/A

(a)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as total Fund assets, less all liabilities and indebtedness not represented by senior securities, divided by secured securities representing indebtedness. This asset coverage ratio is multipled by $1,000 to determine the Asset Coverage Per Unit for the Reverse Repurchase Agreements.
(b)	This column is inapplicable.

NOTE 12. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure other than those disclosed below.

On July 24, 2026, the Fund and the Adviser agreed to extend the term of the ELA and the Management Fee Waiver and Reimbursement from December 31, 2026 to June 30, 2027.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	25

Additional Information (unaudited)

Proxy Voting

A description of the Fund’s proxy voting policies and procedures and the Fund’s portfolio securities voting record during the prior twelve month period ending June 30 of each year is available without charge, upon request, by calling the Fund at 1-212-448-0702, on the Fund’s website at https://www.prospectenhanced.com, and on the SEC web site at http://www.sec.gov.

Filing of Quarterly Schedule of Portfolio Holdings (“Form N-PORT”)

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the SEC on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

DISTRIBUTION REINVESTMENT PLAN

Pursuant to the DRIP, each shareholder whose shares are registered in its own name will automatically be a participant under the DRIP and have all income dividends and/or capital gains distributions automatically reinvested in additional full and fractional shares unless such shareholder specifically elects to receive all income, dividends and/or capital gain distributions in cash. A shareholder whose shares are registered in the name of a nominee must contact the nominee regarding its status under the DRIP, including whether such nominee will participate on such shareholder’s behalf. Shareholders who participate in the DRIP and who hold shares through banks, brokers or nominees, may not be able to transfer their shares to another brokerage account and continue to participate in the DRIP.

A shareholder may elect to:

●	reinvest both dividends and capital gain distributions;

●	receive dividends in cash and reinvest capital gain distributions; or

●	receive both dividends and capital gain distributions in cash.

Generally, for U.S. federal income tax purposes, shareholders receiving shares under the DRIP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the shareholder not participated in the DRIP.

Shares will be issued pursuant to the DRIP at their net asset value determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request to receive cash distributions must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. The Fund may terminate the DRIP at any time. Any expenses of the DRIP will be borne by the Fund.

All correspondence concerning the DRIP should be directed to Prospect Enhanced Yield Fund, c/o Ultimus Fund Solutions, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022. Certain transactions can be performed by calling the toll free number at 1-833-404-2747.

Management

Our Board oversees our management. Our Board currently consists of four members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our Independent Trustees. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Executive Officer of the Adviser, and his executive positions at certain affiliates of the Adviser. Each Trustee will serve until his or her death, resignation or removal. Our Board elects our officers, who serve at the discretion of our Board. The responsibilities of each trustee will include, among other things, the oversight of our investment activities, oversight of the daily valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board of Trustees has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our trustees and officers and their principal occupations during the past five years are set forth below. Our prospectus and statement of additional information includes additional information about our trustees and is available, without charge, upon request by calling 1-212-448-0702.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	26

Board of Trustees and Executive Officers

Trustees

Information regarding the Board of Trustees is as follows:

Name (Age) Position(s) with the Fund (Since) Address(1)	Term of Office and Length of Time Served(2)	Number of Companies in the Fund Complex overseen by Trustee(3)	Principal Occupation(s) and Other Public Company Directorships Held During the Past 5 Years
Interested Trustee(4)
M. Grier Eliasek (53) Chairman of the Board, Trustee, Chief Executive Officer and President (May 2025)	Since 2025	4	President and Chief Executive Officer of the Adviser, President and Chief Operating Officer of Prospect Capital Corporation, Managing Director of Prospect Capital Management and Prospect Administration, and Chief Executive Officer and President of Prospect Floating Rate and Alternative Income Fund, Inc. and Priority Income Fund, Inc.
Independent Trustees
William J. Gremp (83) Trustee (May 2025)	Since 2025	4	Mr. Gremp is responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present. Member of Board of Directors of Prospect Capital Corporation, of Prospect Floating Rate and Alternative Income Fund, Inc. and of Priority Income Fund, Inc.
Andrew C. Cooper (64) Trustee (May 2025)	Since 2025	4	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co- generation solutions. Member of Board of Directors of Prospect Capital Corporation, of Prospect Floating Rate and Alternative Income Fund, Inc. and of Priority Income Fund, Inc.
Eugene S. Stark (68) Trustee (May 2025)	Since 2025	4	Principal Financial Officer, Chief Compliance Officer and Vice President-Administration of General American Investors Company, Inc. from May 2005 to present. Member of Board of Directors of Prospect Capital Corporation, of Prospect Floating Rate and Alternative Income Fund, Inc. and of Priority Income Fund, Inc.

(1)	The business address of each trustee of the Fund is c/o Prospect Enhanced Yield Fund, 10 East 40th Street, 42nd Floor, New York, New York 10016.
(2)	Under the Fund’s Declaration of Trust, a Trustee serves until his or her death, resignation or removal.
(3)	The Fund Complex consists of the Fund, Prospect Floating Rate and Alternative Income Fund, Inc., Prospect Capital Corporation and Priority Income Fund, Inc.
(4)	Mr. Eliasek is an interested person of the Fund as defined in the 1940 Act because of his positions with Prospect Capital Management, the Adviser and the Fund.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	27

Executive Officers Who Are Not Trustees

Name, Address and Age	Position(s) Held with the Funds	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Van Dask, 47(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since May 2025	Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Fund since May 2025. Ms. Van Dask previously served as controller at Prospect Administration. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser, Prospect Floating Rate and Alternative Income Fund, Inc., Prospect Capital Corporation and Priority Income Fund, Inc.

(1)	The business address of Ms. Van Dask is c/o Prospect Enhanced Yield Fund, 10 East 40th Street, 42nd Floor, New York, New York 10016.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At a meeting held on June 18, 2026, our Board, including all of the trustees that are not interested persons of the Fund, unanimously voted to re-approve the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the Board reviewed and considered a significant amount of information including: (1) the nature, quality and extent of the advisory and other services that have been provided to the Fund by the Adviser; (2) the investment performance of the Fund; (3) comparative fee information on fees paid by other registered management investment companies and business development companies with similar investment objectives; (4) comparative fee information on fees charged by affiliates of the Adviser to other investment companies; (5) the Fund’s operating expenses compared to registered management investment companies with similar investment objectives; (6) information about the Adviser’s profitability and economies of scale; and (7) various other factors.

The Board’s decision to renew the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at the June 18, 2026 meeting and based on information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors. Among other factors, the Board requested, considered and evaluated information regarding:

Nature, Extent and Quality of Services

The Board considered the services being provided to the Fund by the Adviser and the personnel who would be providing such services. The Board considered that the Adviser does not currently have any employees but has access to employees of Prospect Capital Management L.P. (“PCM”). The Board considered the due diligence that PCM’s personnel conduct with respect to prospective CLO debt securities and asset backed securities and the ongoing monitoring of the Fund’s investments that is conducted. The Board also reviewed information concerning the compliance program of the Adviser and the Fund.

Based on a review of the above information, together with the factors referenced below, the Board concluded that it was generally satisfied with and that the Fund should continue to benefit from, the nature, extent and quality of services provided to the Fund by the Adviser.

Performance

The Board reviewed detailed information regarding the performance of the Fund since the Fund’s inception. The Board also reviewed information comparing the performance of the Fund to the performance of two ETF funds with similar investment strategies. The Board noted that the two funds that had the most similar investment strategies to the Fund were traded on an exchange whereas the Fund was not traded and was currently involved in a continuous offering of its securities.

Investment Advisory Fee Rates and Total Expense Ratio

The Board then reviewed and considered the advisory fee rates, including the base management fee and incentive fee, payable by the Fund to the Adviser under the Investment Advisory Agreement and also reviewed the total expense ratio of the Fund from inception to the date of the Investment Advisory Agreement approval Board meeting and considered the Fee Waiver and Reimbursement Agreement and the ELA. Additionally, the Board received and considered information comparing the advisory fee

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	28

rates and operating expense ratio to similarly situated funds. Based on the information reviewed, the Board determined that, while there were differences in the fee structures among the funds reviewed, the fee structure under the Investment Advisory Agreement is in line with other funds in the industry in which the Fund competes.

Profitability

The Board also considered a profitability analysis of the Adviser and its affiliates with respect to the Fund. The Board concluded that, in light of the costs of providing investment advisory services to the Fund, particularly the specialized nature of investing in ABS and CLOs, the Adviser’s profitability was not excessive.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund. Based on information provided by the Adviser, the Board concluded that these benefits were not material.

Based on the information reviewed and the discussions detailed above, the Board approved of the renewal of the Investment Advisory Agreement, including the base management fee, the incentive fee and other amounts payable by the Fund thereunder, and determined that such compensation was fair and reasonable.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

●	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

●	Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

●	Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

2026 ANNUAL REPORT PROSPECT ENHANCED YIELD FUND	29

Prospect-AR-26

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Prospect Enhanced Yield Fund, Inc. There were no amendments to the code of ethics during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the period covered by this report. This information is also available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, or by telephone at (212) 448-0702.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Eugene S. Stark based on his experience in financial and accounting matters. Mr. Stark is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by Deloitte US. (“Deloitte”), the Registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended June 30, 2026 was approximately $90,000.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item 4 for the fiscal year ended June 30, 2026 was approximately $0. These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(c)	Tax Fees. The aggregate fees billed for professional services by Deloitte for tax compliance, tax advice and tax planning for the fiscal year ended June 30, 2026 was approximately $0.

(d)	All Other Fees. The aggregate fees billed for professional services by Deloitte related to permissible advisory services in the fiscal years ended June 30, 2026 was approximately $0.

(e)(1)	The Registrant’s Audit Committee is required to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/ or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For the fiscal year ended June 30, 2026, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant and the Registrant’s investment advisor were $0.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing audit committee established in accordance with Sections 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Andrew C. Cooper, William J. Gremp and Eugene S. Stark.

Item 6. Investments.

(a)	Please see the schedule of investments contained in the report to stockholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Included in Item 1 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated proxy voting responsibility to Prospect Enhanced Yield Management, LLC. As of and for the year ended June 30, 2026 the Fund had not voted any proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of Prospect Enhanced Yield Management, LLC are set forth below.

PROSPECT ENHANCED YIELD MANAGEMENT, LLC

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

The guidelines will be reviewed periodically by Prospect Enhanced Yield Management, LLC and the Registrant’s non-interested trustees, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Prospect Enhanced Yield Management, LLC.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients. These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our securities in the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so. Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Prospect Enhanced Yield Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Item 13. Portfolio Managers of Closed-End Investment Companies.

(a)(1)	Registrant’s Portfolio Managers as of June 30, 2026 are:

Name	Title	Length of Service	Business Experience Past 5 Years
John F. Barry III	Portfolio Manager	Since August 6, 2025	Chairman of the Board and CEO of Prospect Capital Corporation.
M. Grier Eliasek	Portfolio Manager	Since August 6, 2025	Chairman of the Board, Trustee, CEO and President of the Registrant; CEO and President of Prospect Enhanced Yield Management, LLC; President and COO of Prospect Capital Corporation; Managing Director of Prospect Capital Management and Prospect Administration; President and CEO of Priority Income Fund, Inc.; President and CEO of Prospect Floating Rate and Alternative Income Fund, Inc.
Ga’ash “Josh” Soffer	Portfolio Manager	Since August 6, 2025	Managing Director of Prospect Enhanced Yield Management, LLC and Prospect Capital Management.

(a)(2)	Other accounts managed by the Registrant’s Portfolio Managers as of June 30, 2026 are:

		Other Accounts Managed		Other Accounts for which Advisory Fee is Based on Performance
Name	Account Type	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John F. Barry III	Registered Investment Companies(1)	3	$7.3 billion	2	$7.2 billion
	Other Pooled Investment Vehicles	1	$43.5 million	0	$—
	Other Accounts	0	$—	0	$—
M. Grier Eliasek	Registered Investment Companies(1)	3	$7.3 billion	2	$7.2 billion
	Other Pooled Investment Vehicles	1	$43.5 million	0	$—
	Other Accounts	0	$—	0	$—
Ga’ash “Josh” Soffer	Registered Investment Companies(1)	1	$397 million	1	$397 million
	Other Pooled Investment Vehicles	1	$43.5 million	0	$—
	Other Accounts	0	$—	0	$—

(1)	Includes, for purposes of this table, closed-end funds that have elected to be regulated as a business development companies.

Our Adviser and its affiliates, including our officers and some of our trustees, will face conflicts of interest caused by compensation arrangements with us and our affiliates. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management L.P., Prospect Administration LLC, Prospect Capital Corporation, Priority Income Fund, Inc. and Prospect Floating Rate and Alternative Income Fund, Inc.. However, Prospect Capital Management L.P. believes that our Adviser’s professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. To the extent permitted by the 1940 Act and staff interpretations, our Adviser may seek to have us and one or more other investment accounts managed by our Adviser or any of its affiliates participate in an investment opportunity. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

(a)(3)	Portfolio Manager compensation as of June 30, 2026:

The portfolio managers receive compensation through an affiliate of the Adviser that includes an annual base salary, an annual individual performance bonus and contributions to a retirement plan in connection with their services.

(a)(4)	Dollar range of equity securities owned by the Registrant’s Portfolio Managers as of June 30, 2026:

Name of Professional	Dollar Range of Equity Securities(1)(2)(3)
John F. Barry III(4)	over $1,000,000
M. Grier Eliasek	over $1,000,000
Ga’ash “Josh” Soffer	$100,001 - $500,000

(1)	Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).
(3)	The dollar range of equity securities beneficially owned is based on the net asset value of Class I of $24.87 per share on June 30, 2026.
(4)	Mr. Barry has sole voting and dispositive power over the 1,075,346 Class I shares held by him through the John and Daria Barry Foundation.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date of this report on Form N-CSR, our management, including our Chief Executive Officer (principal executive officer) and Chief Financial Officer (principal financial officer), have concluded that the Disclosure Controls are effective and are reasonably designed to ensure that information required to be disclosed by us on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed by us in the reports we file or submit on Form N-CSR is accumulated and communicated to our management, including our principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in our internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the period covered by this report that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	This information is available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, or by telephone at (212) 448-0702.

(a)(2)	Not applicable.

(a)(3)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PROSPECT ENHANCED YIELD FUND

By:	/s/ M. Grier Eliasek
M. Grier Eliasek
President and Principal Executive Officer

Date:	September 2, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ M. Grier Eliasek
M. Grier Eliasek
President and Principal Executive Officer

Date:	September 2, 2026

By:	/s/ Kristin Van Dask
Kristin Van Dask
Treasurer and Chief Financial Officer

Date:	September 2, 2026